Exhibit 10


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                             SHORE BANCSHARES, INC.
                        1998 EMPLOYEE STOCK PURCHASE PLAN

                  1. Purpose. The purpose of this 1998 EMPLOYEE STOCK PURCHASE PLAN ("Plan") is to further the interests of SHORE BANCSHARES, INC., a Maryland corporation, and its subsidiaries (collectively referred to as the "Company") by providing eligible employees the opportunity to acquire an interest in the Company, and to provide additional means of attracting and retaining competent personnel.

                  2. Administration. The Plan shall be administered by the Company's Executive Committee (the "Committee") which shall consist of the Executive Committee (the "Committee"). Subject to the provisions of the Plan and applicable law, the Committee is authorized to interpret the Plan and to prescribe, amend and rescind rules and regulations relating to the Plan and to any options granted thereunder, and to make all other determinations necessary or advisable for the administration of the Plan. No member of the Committee shall vote upon or decide any matter relating to himself or a member of his immediate family or to any of his rights or benefits (or rights or benefits of a member of his immediate family) under the Plan.

                  3. Limitation on Aggregate Shares; Adjustments. The Company has reserved 20,000 shares of common stock, par value $.01 per share (the "Shares"), for issuance upon the exercise of options granted under the Plan. Unless otherwise authorized by the Board, options to purchase no more than 4,000 Shares may be granted under the Plan in any calendar year. If any option granted under the Plan shall terminate, be forfeited or expire unexercised, in whole or in part, the Shares so released from option may be made the subject of additional options granted under the Plan. The Company shall reserve and keep available such number of Shares as will satisfy the requirements of all outstanding options granted under the Plan. Appropriate adjustment shall be made to the number of Shares available for the grant of options and the number of Shares which are subject to outstanding options granted under the Plan to give effect to any stock splits, stock dividends, or other relevant changes in the capitalization of the Company occurring after the adoption of the Plan by the Committee. The decision of the Committee as to the amount and timing of any such adjustment shall be conclusive.

                  4.       Accelerated Exercise.

                           (a)  Anything in the Plan or in any Option  Agreement
or any option granted hereunder to the contrary notwithstanding, in the event of the commencement of a tender offer (other than by the Company) for any Shares of the Company, or a sale or transfer, in one or a series of transactions, of assets having a fair market value of 50% or more of the fair market value of all assets of the Company, or a merger, consolidation or share exchange pursuant to which the Shares of the Company are or may be exchanged for or converted into cash, property or securities of another issuer, or the liquidation of the Company (an "Extraordinary Event"), then regardless of whether any option granted pursuant to the Plan has vested or become fully exercisable, all options granted pursuant to the Plan shall immediately vest and become fully exercisable for the full number of Shares subject to any such option.

                           (b)  The  accelerated   exercise  right  pursuant  to
subsection (a) shall be effective on and at all times after the "Event Date" of the Extraordinary Event. The "Event Date" is the date of the commencement of a tender offer, if the Extraordinary Event is a tender offer, and in the case of any other Extraordinary Event, the day preceding the record date in respect of such Extraordinary Event, or if no record date is fixed, the day preceding the date as of which shareholders of record become entitled to the consideration payable in respect of such Extraordinary Event.

                           (c) If in the case of an  Extraordinary  Event  other
than a tender offer, notice that is given by an optionee of the exercise of an option pursuant to this Section 4 prior to the Event Date shall be effective on and as of the Event Date. Upon the exercise of an option after the occurrence of an Extraordinary Event, the Company shall issue, on and as of the effective date of such exercise, all Shares with respect to which the option shall have been exercised.

                           (d)  If an  optionee  fails  to  exercise  his or her
option, in whole or in part, pursuant to this Section upon an Extraordinary Event, or if there shall be any capital reorganization or reclassification of the Shares, the Company shall take such action as may be necessary to enable each optionee to receive such options upon any subsequent exercise of his or her options, in whole or in part, in lieu of Shares, securities or other assets as were issuable or payable upon such Extraordinary Event in respect of, or in exchange for, such Shares.



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                  5.       Participants; Grant of Options.

                           (a) Each employee who, as of the end of each calendar
year, has (i) completed 6 months of employment with the Company, (ii) who is customarily employed at least 20 hours or more per week, and (iii) who is not a "Highly Compensated Employee," shall be eligible to participate in the Plan ("Eligible Employee"). The Committee may grant to such Eligible Employees options to purchase Shares in such amounts as the Committee shall from time to time determine. Unless otherwise determined by the Committee, options for the purchase of Shares shall be granted on a pro-rata basis using $1,000 multiples of each optionee's base salary, provided that no option shall be granted for underlying fractional Shares, and provided further that the Committee is not required to grant options in any given year. All Eligible Employees shall have the same rights and privileges under the Plan, except that the amount of Shares which may be purchased pursuant to an Option Agreement shall bear a uniform relationship to the total compensation, or the basic or regular rate of compensation, for the calendar year of Eligible Employees. For purposes of this Plan, "Highly Compensated Employees" is defined in Section 414(q) of the Internal Revenue Code of 1986, as amended (the "Code"), and shall include Company employees who had compensation from the Company for the preceding year, in excess of $80,000, as adjusted pursuant to Section 414(q) of the Code. All rules and determinations of the Committee in the administration of the Plan shall be uniformly and consistently applied to all persons in similar circumstances.

                           (b) The  granting of an option  shall take place only
when an appropriate written Option Agreement substantially in the form of Exhibit A attached hereto is executed by the Company and the optionee and delivered to the optionee. All options under the Plan shall be evidenced by such written Option Agreement between the Company and the optionee. Such Option Agreement shall contain such further terms and conditions, not inconsistent with the Plan, related to the grant or the time or times of exercise of options as the Committee shall prescribe.

                           (c) No Eligible  Employee  shall be granted an option
under the Plan if, immediately after the option was granted, such Eligible Employee would own stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company. For purposes of this subsection, stock ownership shall be determined under the ownership attribution rules of Section 424(d) of the Code, and all shares which the Eligible Employee may purchase under any options outstanding shall be treated as stock owned by the Eligible Employee.

                           (d) No Eligible  Employee  shall be granted an option
under the Plan which permits his or her right to purchase stock under all employee stock purchase plans (as described in Section 423 of the Code) of the Company to accrue at a rate which exceeds $25,000 of the fair market value of the stock (as determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. Any option granted under the Plan shall be deemed to be modified to the extent necessary to satisfy this subsection. For purposes of this subsection, (i) the right to purchase stock under an option accrues when the option (or any portion thereof) first becomes exercisable during the calendar year; (ii) the right to purchase stock under an option accrues at the rate provided in the option, but in no case may such rate exceed $25,000 of the fair market value of such stock (as determined at the time such option is granted ) for any one calendar year; and (iii) a right to purchase stock which has accrued under one option granted pursuant to the plan may not be carried over to any other option.

                           (e) An  option  granted  under  this  Plan  shall not
result in income upon the receipt of the Shares subject to the option to the extent that the optionee (other than the optionee's estate where the optionee is deceased) does not dispose of the Shares (i) two years from and after the date the option is granted, and (ii) one year after the date the Shares are issued to the optionee. In the event of a disposition of Shares received upon exercise of an option where the disposition occurs within two years from the date the option is granted or one year from the receipt of the shares, the optionee shall notify the Secretary of the Company in writing promptly as to the date of such disposition, the sale price (if any), and the number of Shares involved.

                  6.       Option Price; Fair Market Value.

                           (a) The price at which Shares may be  purchased  upon
exercise of an Option shall be equal to 85 percent of the "Fair Market Value" (as hereinafter defined) on the date the option is granted.

                           (b) The  "Fair  Market  Value"  per  Share  as of any
particular date shall be the closing market price per Share on the trading day immediately preceding such date, as reported on the principal securities exchange or market on which the Shares are then listed or admitted to trading, or if


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not so  reported,  the average of the bid and asked  prices on the trading  date immediately preceding such date as reported by Nasdaq, or if not so reported, as determined by the Committee in good faith.

                  7. Exercise Period. Each option granted under the Plan cannot be exercised after the expiration of 27 months from the date such option is granted.

                  8. Limitation Upon Transfer of Options. No option shall be transferable by an optionee other than by will and the laws of descent and distribution. Options shall be exercisable only by the optionee during his or her lifetime and only in the manner set forth herein. Options may not be assigned, pledged or hypothecated, and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer an option, or to assign, pledge, hypothecate or otherwise dispose of an option in violation of this provision, or upon the levy of any attachment or similar process upon such option or such rights, the option shall immediately lapse and become null and void.

                  9. Termination and Forfeiture of Options. In the event of termination of an optionee of employment for cause, all unexercised options of the optionee shall immediately terminate. In the event of the termination of employment of an optionee for any other reason, except the death or disability of the optionee, all unexercised options of the optionee will terminate, be forfeited and will lapse, provided that the optionee, within three months after the optionee's termination of employment with the Company, may exercise the option to purchase that number of Shares that were purchasable by the optionee at the time of his or her termination of employment.

                  10. Death or Disability of Optionee. In the event of the death of an optionee, or if an optionee's employment is terminated because of permanent and total disability, the option may be exercised by the personal representative, administrator or a person who acquired the right to exercise any such option by bequest, inheritance or death of the optionee, or by the disabled optionee, as the case may be, within three months after the death of the optionee or termination of his or her employment, as the case may be, to purchase that number of Shares that were purchasable by the optionee at the time of his or her death or disability.

                  11. Leaves of Absences. The Committee shall determine such rules, regulations, and determinations as it deems appropriate with respect to leaves of absences taken by any optionee. Without limiting the generality of the foregoing, the Committee shall determine whether any such leave of absence shall constitute a termination of employment or eligibility for purposes of the Plan.

                  12. Method of Exercise. To exercise an option, the optionee (or his or her successor) shall give written notice to the Company's Secretary at the Company's principal place of business accompanied by full payment for the Shares being purchased and a written statement that the Shares are purchased for investment and not with a view toward distribution; however, this statement will not be required in the event the Shares subject to the option are registered under the Securities Act of 1933, as amended. If the option is exercised by the successor of an optionee following his or her death, proof shall be submitted, satisfactory to the Committee, of the right of the successor to exercise such deceased optionee's option.

                  13. Manner of Payment. An optionee may pay the exercise price for the Shares being purchased either (i) in cash or by check made payable to the order of the Company, (ii) with Shares of the Company, to the extent of their the Fair Market Value on the date of exercise, (iii) by surrender to the Company of options to purchase Shares, to the extent of the difference between the exercise price of such options and the Fair Market Value of the Shares subject to such options (the "spread"), or (iv) a combination of (i), (ii) and
(iii) above. The Company shall have the right, and the optionee may require the Company, to withhold and deduct from the number of Shares deliverable upon the exercise of any options hereunder a number of Shares having an aggregate Fair Market Value equal to the amount of any taxes and other charges that the Company is obligated to withhold or deduct from amounts payable to the participant.

                  14.  Share  Certificates.   Certificates  representing  Shares
issued pursuant to the Plan which have not been registered under the Securities Act of 1933 shall bear a legend to the following effect:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933 and any state securities laws, and may not be assigned, transferred, pledged or otherwise disposed of without registration except upon presentation of evidence satisfactory to the Company that an exemption from registration is available."


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                  The  Company  shall not be required to transfer or deliver any certificate or certificates for Shares purchased upon any exercise of an option:
(i) until after  compliance  with all then  applicable  requirements of law; and
(ii) prior to admission of such Shares to listing on any stock exchange on which the Company's outstanding Shares may then be listed. In no event shall the Company be required to issue fractional Shares to an optionee.

                  15. Registration. If the Company shall be advised by its counsel that Shares deliverable upon any exercise of an option are required to be registered under the Securities Act of 1933, or that the consent of any other authority is required for their issuance, the Company may effect such registration or obtain such consent, and delivery of the Shares by the Company may be deferred until registration is effected or consent obtained.

                  16. Issuance of Shares. No Shares will be issued until full payment for such Shares has been made. An optionee shall have no rights as a shareholder with respect to optioned Shares until the date the option shall have been properly exercised and all conditions to the exercise of the option and purchase of Shares shall have been complied with in all respects to the satisfaction of the Company. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such option is exercised, except as otherwise provided herein.

                  17. Amendments and Termination. The Board may amend, suspend, discontinue or terminate the Plan, but no such action may, without the consent of the holder of any option granted hereunder, alter or impair such option.

                  18. Period of Plan. The Plan has been adopted by the Board of the Company on March 3, 1998 subject to approval of the Plan by the stockholders of the Company within 12 months of the date the Plan was adopted. The stockholders of the Company approved the Plan on, and the effective date of the Plan is, April 21, 1998.

f5214.600


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                                                                      EXHIBIT A
                                                                      ---------


                        EMPLOYEE STOCK PURCHASE AGREEMENT
                                    under the
                             SHORE BANCSHARES, INC.
                        1998 EMPLOYEE STOCK PURCHASE PLAN

         THIS AGREEMENT is made this ____________________,  ____, by and between
Shore   Bancshares,   Inc.,  a  Maryland   corporation  (the   "Company"),   and
___________________________ (the "Optionee").

         WHEREAS, the Board of Directors of the Company (the "Board") considers it desirable and in the Company's interest that the Optionee be given an opportunity to purchase its shares of common stock, par value $.01 per share ("Shares"), pursuant to the terms and conditions of the Company's 1998 Employee Stock Purchase Plan (the "Plan"), to provide an incentive for the Optionee and to promote the interests of the Company.

         NOW, THEREFORE, it is agreed as follows:

         1. Grant of Option. The Company hereby grants to the Optionee an option to purchase from the Company ________________ Shares ("Option Shares") at the exercise price per Share set forth below. Subject to earlier expiration or termination of the option granted hereunder, this option shall expire 27 months from the date hereof.

         2. Period of Exercise of Option. The Optionee shall be entitled to exercise the option granted hereunder to purchase Option Shares as follows:

                                                                Exercise
       Exercise Date             No. of Shares            Price Per Share
       -------------             -------------            ---------------





in each case, together with the number of Option Shares which the Optionee was theretofore entitled to purchase. Appropriate adjustment shall be made to the number of Shares available for the grant of options and the number of Shares which are subject to outstanding options granted under the Plan to give effect to any stock splits, stock dividends, or other relevant changes in the capitalization of the Company occurring after the adoption of the Plan by the Board. The decision of the Committee as to the amount and timing of any such adjustment shall be conclusive.

         3. Accelerated Exercise. In the event of an Extraordinary Event (as defined in the Plan) involving the Company, then regardless of whether any option granted pursuant to the Plan has vested or become fully exercisable, all Option Shares granted hereunder shall immediately vest and become fully exercisable for the full number of Shares subject to such option on and at all times after the "Event Date" (as defined in the Plan) of the Extraordinary Event, in accordance with the terms and conditions described in the Plan.

         4. Exercise Periods. In the event of termination of employment of the Optionee for cause, all unexercised options shall immediately lapse and be forfeited. In the event of the death or disability of the Optionee, or in the event of termination of his or her employment other than for cause, the Plan permits certain extended exercise periods.

         5. Method of Exercise. In order to exercise the Option Shares granted hereunder, the Optionee must give written notice to the Secretary of the Company at the Company's principal place of


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business,  substantially  in the form of Exhibit 1 hereto,  accompanied  by full payment of the exercise price for the Option Shares being purchased, in accordance with the terms and provisions of the Plan.

         6. Manner of Payment. An Optionee may pay the exercise price for Option Shares purchased hereunder either (i) in cash or by check payable to the order of the Company, (ii) with Shares of the Company, to the extent of their Fair Market Value on the date of exercise, (iii) by surrender to the Company of Options to purchase Shares, to the extent of the difference between the exercise price of such Options and the Fair Market Value of the Shares subject to such options (the "spread"), or (iv) a combination of (i), (ii) and (iii) above. The Company shall have the right, and the Optionee may require the Company, to withhold and deduct from the number of Option Shares deliverable upon the exercise hereof a number of Option Shares having an aggregate Fair Market Value equal to the amount of taxes and other charges that the Company is obligated to withhold or deduct from amounts payable to the participant.

         7. Limitation upon Transfer. This option may not be transferred by the Optionee other than by will and the laws of descent and distribution, may not be assigned, pledged or hypothecated, and shall not be subject to execution, attachment or similar process. This option is exercisable only by the Optionee during his or her lifetime, and only in the manner set forth herein. Upon any attempt to transfer this option, or to assign, pledge, hypothecate or otherwise dispose of this option in violation of this provision, or upon the levy of any attachment or similar process upon this option or any rights hereunder, this option shall immediately lapse and become null and void.

         8. Employee Stock Purchase Plan. This option is intended to be treated as an option to purchase shares under an employee stock purchase plan under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

         9. Disposition of Shares. In the event of a disposition of the Option Shares received hereunder where the disposition occurs within two years after the date hereof or one year after the receipt of the shares, the Optionee shall notify the Secretary of the Company in writing promptly as to the date of such disposition, the sale price (if any), and the number of Shares involved.

         10. Plan; Applicable Law. This Agreement is subject in all respects to the provisions of the Plan, a copy of which has been provided to the Optionee. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, excluding its provisions relating to conflicts of laws.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal, intending this to be a sealed instrument, as of the date first above written.

ATTEST:                                   SHORE BANCSHARES, INC.


______________________________            By:_____________________________(SEAL)


WITNESS:                                  OPTIONEE:


______________________________            ________________________________(SEAL)

f5214.600



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                                                                      EXHIBIT 1
                                                                      ---------


                                            Date:_____________________

Corporate Secretary
SHORE BANCSHARES, INC.

To the Secretary:

                  I hereby exercise my option to purchase ______________ shares of common stock, par value $.01 per share ("Shares"), of Shore Bancshares, Inc. (the "Company") in accordance with the terms set forth in the Employee Stock Purchase Agreement under the Company's 1998 Employee Stock Purchase Plan.

                  In full payment for such exercise, please find enclosed

                  |_|      check in the amount of $____________

                  |_|      Shares having a Fair Market Value of $__________

                  |_| Options having an exercise price of $__________, to purchase ______ Shares having a Fair Market Value of $_________, resulting in a "spread" of $-----------.

I authorize the Company/|_| direct the Company to withhold a number of Shares equal to any withholding obligation applicable to me.

                                        Very truly yours,


                                        -----------------------------------

                                        -----------------------------------
                                                          Print Name





f5214.600


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